UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2020

Science Applications International Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, Reston, VA 20190

(Address of Principal Executive Offices) (Zip Code)

(703) 676-4300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On February 27, 2020, Science Applications International Corporation (the “Company”) will use a lender presentation (the “Lender Presentation”) in connection with meetings with prospective lenders to discuss a proposed new seven-year senior secured $600 million Term Loan B structured as an incremental term loan facility under the Company’s existing credit agreement for purposes of financing the previously announced acquisition of Unisys Federal, an operating unit of Unisys Corporation (the “Acquisition”). A copy of certain information contained in the Lender Presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. There can be no assurances that the Acquisition or any related financing will be completed.

Certain financial information in the Unaudited Pro Forma Condensed, Consolidated, and Combined Financial Information as of and for the Twelve Months Ended November 1, 2019 attached hereto as Exhibit 99.2 (the “Financial Information”) is included in, or used to support certain information included in, the Lender Presentation. The Financial Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect all of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Financial Information does not purport to indicate the results that would have been obtained had the Company and Unisys Federal been operated as a single company during the periods presented, or the results that may be realized in the future.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the information contained in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Excerpts from Lender Presentation, dated February 27, 2020.

99.2	Unaudited Pro Forma Condensed, Consolidated, and Combined Financial Information as of and for the Twelve Months Ended November 1, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report contains forward-looking statements that are based on management’s belief and assumptions about the future in light of information currently available to the Company’s management. In some cases, forward-looking statements can be identified by words such as “may,” “will,” “should,” “expects,” “projects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “outlook” and similar words or phrases or the negative of these words or phrases. These statements relate to future events or the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although the Company’s management believes that the expectations reflected in the forward-looking statements are reasonable when made, the Company cannot guarantee future results, levels of activity, performance or achievements. There are a number of important factors that could cause the Company’s actual results to differ materially from those results anticipated by the forward-looking statements, which include, but are not limited to, the following factors: failure to complete the Acquisition or related financing within the expected timeframe or at all; difficulties in integrating Unisys Federal’s business with the Company’s business; disruptions in the Company’s and Unisys Federal’s businesses as a result of the announcement and pendency of the Acquisition; liabilities that Unisys Federal may have that are not known, probable or estimable at this time; harm to the Company’s reputation or relationship with U.S. government agencies, which are the Company’s primary customers; a decline in the U.S. government defense budget, changes in spending or budgetary priorities, the failure to approve U.S. government budgets on a timely basis or delays in contracts awards and other procurement activity; failure to comply with a variety of complex procurement rules and regulations; the U.S. government’s adoption of new contract rules and regulations or revision of its procurement practices; unfavorable resolution of reviews, audits and cost adjustments by the U.S. government; the termination, cancellation, modification or curtailment of U.S. government contracts; failure to attract, train, retain and utilize skilled employees and the Company’s senior management team; inability to successfully integrate the business of Engility with the Company’s business or realize the anticipated benefits of the merger in the expected time frame, or at all; any requirement to take write-downs or write-offs, restructuring and impairment or other charges; limitations on the Company’s use of net operating loss carryforwards and other tax attributes to offset future taxable income; an adverse change in the Company’s mix of contracts or the Company’s failure to accurately estimate and manage costs, time and resources; cyber or other security threats; customer system failures; legal disputes; a violation of legal and regulatory requirements by the Company’s employees, subcontractors, agents or business partners; impairment of the Company’s goodwill or intangible assets; inability to maintain teaming arrangements and relationships with other contractors and subcontractors; failure to adequately protect the Company’s proprietary information and intellectual property rights; and any improper handling or disposal of hazardous substances or dangerous materials.

The Company does not undertake any obligation to update or revise any of the forward-looking statements to reflect events, circumstances, changes in expectations, or the occurrence of unanticipated events after the date of those statements or to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2020

Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary